                                                                   EXHIBIT 10.56

                           THIRD AMENDMENT TO LEASE
                           ------------------------

THIS THIRD AMENDMENT TO LEASE (this "Amendment") is entered into as of May 1, 1996 by and between Chawin Property, Inc. a California corporation ("Landlord"), and YES! Entertainment, Inc., a California corporation ("Tenant").

                                   RECITALS

          A. Chawin Property, Inc. a California corporation, and Tenant entered into that certain Lease dated March 1, 1993, and that certain First Amendment to Lease dated October 1, 1993 and that certain Second Amendment to Lease dated May 1, 1995 whereby Tenant leased from Landlord that certain space commonly referred to as Suite 375 and Suite 201, 3875 Hopyard Road, Hacienda West, located at the Hacienda Business Park in the City of Pleasanton, California the "Original Premises"). The Second Amendment to Lease terminated Suite 201.

          B. Landlord and Tenant now desire to amend certain of the terms and conditions set forth in the Original Lease and First and Second Amendments to Lease. The Original Lease (and the amendments made herein) shall be hereinafter referred to collectively as the "Lease". All initially capitalized terms not otherwise defined herein shall have the meanings given to them in the Lease.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises contained herein, the parties hereby agree as follows:

               1. EFFECTIVE DATE. The effective
date ("Effective Date") of this amendment shall be July 1, 1996.

               2. PREMISES. Commencing on the Effective Date, the square footage of the existing Premises, consisting of Suite 375 in the North Building located at 3875 Hopyard Road, Pleasanton, California 94588 the ("Existing Premises"), shall be expanded to include the additional space shown on Exhibit A hereto (the
                                                           ---------
"Expansion Space") consisting of Four Thousand Seven Hundred and Ten rentable square feet (4,710 rsf). Exhibit A to the Lease describing the Premises is
                         ---------
amended, as of the Effective Date, by adding to it the Expansion Space shown on Exhibit A hereto.
- ---------

              3. TERM. The Term of this Third Amendment to Lease shall be coterminous with the Original Lease which will expire November 18, 1998.

              4. BASE RENT. Effective July 1, 1996, the monthly base rent, shall be amended as set forth below:


                                     Mo. Rate          Monthly
      Period           Suite         per RSF        Base Rent Mo.
      ------           -----         -------        -------------
July 1, 1996 --         375          $1.25           $21,668.75
March 18, 1997          345          $1.70           $ 8,007.00
                                                     ----------
                                                     $29,675.75

March 19, 1997 --       375          $1.40           $24,269.00
March 18, 1998          345          $1.70           $ 8,007.00
                                                     ----------
                                                     $32,276.00

March 19, 1998 --       375          $1.35           $23,402.25
November 18, 1998       345          $1.70           $ 8,007.00
                                                     ----------
                                                     $31,409.25

              5.   OPERATING EXPENSE

              Effective July 1, 1996 Paragraph 15 is hereby amended by increasing the Tenant's percentage share of operating expense from 8.39% to 10.66%, an increase of 2.27%.

              6. BASIC LEASE INFORMATION. The Basic Lease Information, as amended, is attached hereto as Exhibit B.

              7. TENANT IMPROVEMENTS. Landlord shall furnish and install within the Premises building standard carpet and paint only. Except for said carpet and paint, Premises shall be leased by Tenant in its "As is" condition.

              8. TERMINATION. So long as Tenant is not in default under this Lease, if Tenant desires to lease additional space in the Project, the size of which is at least 10,000 rentable square fee, and Landlord has such space available, and Landlord and Tenant mutually agree to certain terms and conditions for said additional space, then Tenant shall have the right to terminate this Third Amendment to Lease and enter into a new amendment for additional available space in the Project.

Tenant shall have no right to terminate this Third Amendment unless and until a new amendment is executed by Landlord and Tenant.

Tenant's rights under this Paragraph 8 are personal to Tenant and shall not be assigned, transferred or conveyed to any other person (voluntarily, involuntarily, by operation of law or otherwise,) including any assignee or sublessee permitted under Paragraph 27 of the Lease. If Tenant assigns, subleases, or otherwise transfers all or any portion of the Premises or this Lease, all of Tenant's rights under this Paragraph 8 shall immediately terminate. All of Tenant's rights under this Paragraph shall also terminate upon the expiration or sooner termination of this Lease.

              9. LIMITATION ON AMENDMENT. Except as modified by this Amendment, all of the terms and provisions of the Lease shall remain in full force and effect.

              IN WITNESS WHEREOF, the parties hereto have entered into this Amendment, in one or more counterparts, effective as of the Effective Date.

                                 "LANDLORD"

                                 CHAWIN PROPERTY, INC.
                                 a California corporation

                                 BY:  /s/ ^^^^
                                    --------------------------------

                                 ITS:   Vice President
                                     -------------------------------

                                 DATE:    6/18/96
                                      ------------------------------

                                 BY:  /s/ ^^^^
                                    --------------------------------

                                 ITS:   Treasurer
                                     -------------------------------

                                 DATE:    6/25/96
                                      ------------------------------


                                 "TENANT"

                                 YES! ENTERTAINMENT, INC.
                                 a California Corporation

                                 BY:  /s/ Sol Kershner
                                    --------------------------------

                                 ITS:   Chief Financial Officer
                                     -------------------------------

                                 DATE:    6/13/96
                                      ------------------------------

                                   EXHIBIT A


HACIENDA WEST
- -------------
THIRD FLOOR

        [DIAGRAM OF BUILDING B-1 AND BUILDING B-2 OF HOPYARD ROAD FACILITY]

                                  EXHIBIT B
                                 Page 1 of 3


                           SECOND AMENDMENT TO LEASE
                            BASIC LEASE INFORMATION

A.   PARTIES
     -------

     1.  Landlord                   CHAWIN PROPERTY, INC.,
                                    a California corporation

     2.  Tenant                     YES! ENTERTAINMENT, INC.,
                                    a California corporation

B.  EFFECTIVE DATE                  July 1, 1996
    --------------

C.  BASIC LEASE PROVISIONS
    ----------------------

    1.  Premises:                   Hacienda West

        a.  Building:               North

        b.  Address:                3875 Hopyard Road
                                    Pleasanton, California 94588

        c.  Suite:                  375 and Expansion Space 345

        d.  Floor:                  Third

        e.  Total Building
            rentable area:          One Hundred Eight Thousand
                                    Three Hundred Eighty-One
                                    (108,381) rentable square feet

        f.  Total Adjacent
            Building
            rentable area:          Ninety-Eight Thousand Seven
                                    Hundred Sixty-Five (98,765)
                                    rentable square feet

        g.  Total Project
            rentable area:          Two Hundred Seven Thousand One
                                    Hundred Forty-Six (207,146)
                                    rentable square feet

                                  EXHIBIT B
                                 Page 2 of 3


     2.  Rentable Area:
         Suite 375:                 Seventeen Thousand Three Hundred
                                    Thirty-Five (17,335) rentable
                                    square feet

         Suite 345                  Four Thousand Seven Hundred Ten
                                    (4,710) rentable square feet

     3.  Expiration of Term:        November 18, 1998

     4.  Estimated
         Commencement Date:         July 1, 1996

     5.  Tenant's Property
         Percentage:

         Suite 375:                 Eight and Thirty Nine Hundredths
                                    Percent (8.39%)

         Suite 345:                 Two and Twenty Seven Hundredths
                                    Percent (2.27%)

     6.  Base Rent
         for Entire Premises:

                                                 Monthly
             Period              Suite         Base Rent Mo.
             ------              -----         -------------

         July 1, 1996 --           375          $21,668.75
         March 18, 1997            345          $ 8,007.00
                                                ----------
                                                $29,675.75

         March 19, 1997 --         375          $24,269.00
         March 18, 1998            345          $ 8,007.00
                                                ----------
                                                $32,276.00

         March 19, 1998 --         375          $23,402.25
         November 18, 1998         345          $ 8,007.00
                                                ----------
                                                $31,409.25

                                  EXHIBIT B
                                  Page 3 of 3


     7.  Security Deposit:          $21,301.20 Rolled over from
                                    Original Lease

     8.  Operating Expense
         Base Year:                 1993 Original Space (Suite 375)
                                    1996 Expansion Space (Suite 345)

     9.  Broker(s):                 Colliers Parrish International

    10.  Address for Notices:

              Landlord:             Chawin Property, Inc.
                                    c/o C.M. Capital Corporation
                                    525 University Ave., Suite 1500
                                    Palo Alto, California 94301
                                    with a copy to:

                                    Property Manager Office
                                    3875 Hopyard Road, Suite 175
                                    Pleasanton, California 94588

              Tenant:               YES! Entertainment, Inc.
                                    3875 Hopyard Road, Suite 375
                                    Pleasanton, CA 94588